                                                                      Exhibit 23

                   Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-90239

                                                             ARTHUR ANDERSEN LLP

Vienna, Virginia
March 30, 2000